                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Confidential, for use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material under Rule 14a-12

                        MOBIUS MANAGEMENT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580

                            ------------------------

Dear Stockholder:

     We invite you to attend our annual meeting of stockholders at 10:00 a.m. on February 9, 2005 at the Company's offices located at 120 Old Post Road in Rye, New York. At the meeting, you will hear a report on our operations and have a chance to meet certain of our directors and executive officers.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our directors and executive officers.

     Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

     We look forward to seeing you on the 9th.

                                          Sincerely yours,

                                          (/s/ Mitchell Gross)

                                          Mitchell Gross
                                          Chairman of the Board,
                                          Chief Executive Officer &
                                          President

December 28, 2004

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:
  February 9, 2005, 10 a.m., Local Time

Place:
  120 Old Post Road
  Rye, New York 10580

Purpose:
  Elect Two Directors
  Ratify appointment by the Audit Committee of the Company's Independent
Auditors
  Transact such other business as may properly come before the meeting or any adjournment thereof

Who may vote:
  Only stockholders of record as of the close of business on December 20, 2004.

Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed self addressed, postage pre-paid envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (/s/ David J. Gordon)

                                          David J. Gordon
                                          Assistant Secretary

December 28, 2004

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580

                            ------------------------

                                PROXY STATEMENT

TABLE OF CONTENTS                                             PAGE
-----------------                                             ----
General Information.........................................    1
Proposal No. 1 -- Election of Directors.....................    2
Director Compensation.......................................    4
Proposal No. 2 -- Ratification of the Appointment by the
  Audit Committee of the Company's Independent Auditors.....    5
Code of Ethics..............................................    7
Committees of the Board of Directors........................    7
Compensation Committee Report...............................    9
Director and Officer Stock Ownership........................   11
Section 16(a) Beneficial Ownership Reporting Compliance.....   12
Information Concerning Executive Officers...................   13
Executive Compensation......................................   14
Audit Committee Report......................................   16
Stock Performance Graph.....................................   18
Certain Relationships and Related Transactions..............   18
Additional Information......................................   19
Appendix A -- Audit Committee Charter

                              GENERAL INFORMATION

WHO MAY VOTE

     Stockholders of Mobius, as recorded in our stock register as of the close of business on December 20, 2004, may vote at the meeting.

MAILING OF PROXY STATEMENT AND FORM OF PROXY

     It is expected that this proxy statement and enclosed form of proxy will be mailed to stockholders commencing on or about January 6, 2005. The Annual Report of the Company for the fiscal year ended June 30, 2004 is also being mailed to the Company's stockholders with this proxy statement.

HOW PROXIES WORK

     Mobius's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for or against each of our director candidates. You may vote for, vote against or abstain from voting for the proposal to ratify the appointment by the Audit Committee of our Independent Auditors.

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares IN FAVOR of our director candidates and IN FAVOR of the ratification of the appointment by the Audit Committee of our Independent Auditors and IN OUR PROXIES' DISCRETION on such other matters as may properly be raised at the meeting.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote those shares.

REVOKING A PROXY

     You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by notifying us in writing at the address under "Questions?" on page 19.

CONFIDENTIAL VOTING

     Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

QUORUM

     In order to carry on the business of the meeting, we must have a quorum. This means a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by Mobius itself are not voted and do not count for this purpose. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal.

ATTENDING IN PERSON

     Only stockholders, their proxy holders and Mobius's guests may attend the meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     There are currently seven members of the Company's Board of Directors. The Board is divided into three classes with terms expiring, respectively, at the fiscal 2004, 2005 and 2006 annual meeting of stockholders. Generally, Mobius directors are elected for three-year terms. The Board has nominated Patrick W. Gross and Kenneth P. Kopelman, whose terms are expiring at the upcoming annual meeting, for re-election for a term to expire at the meeting following the end of the Company's fiscal 2007 fiscal year. Personal information for each of our director nominees and other directors is given below. Mr. Patrick Gross is not related to Mr. Mitchell Gross, Chairman and Chief Executive Officer of the Company.

     The Board oversees the management of the Company on your behalf. It reviews Mobius's long-term strategic plans and exercises direct decision-making authority in a number of key areas. The Board chooses the Chief Executive Officer, sets the scope of his authority to manage Mobius's business day to day, and evaluates his performance. The Board met six times during fiscal 2004 and acted by unanimous written consent three times. Each director attended all of the meetings of the Board during fiscal 2004.

DIRECTOR INDEPENDENCE

     The Board of Directors complies with the Nasdaq listing standards and reviews all commercial and other relationships of each director in making its determination as to the independence of its directors. After such review, the Board has determined that each of Messrs. Albracht, Greenfield, Patrick Gross, Levitan and Marks qualifies as independent under the requirements of the Nasdaq listing standards. Mr. Patrick Gross is not related to Mr. Mitchell Gross.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders may communicate with the Board of Directors or any of the individual directors by sending written communications addressed to the recipient, c/o Assistant Secretary, Mobius Management Systems, Inc., 120 Old Post Road, Rye, NY 10580. All communications are administered by the Assistant Secretary and forwarded to the Board of Directors or the individual director(s) accordingly.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     Directors are encouraged to attend annual meetings of the Company's shareholders. At last year's annual meeting, two of the Company's directors attended in person and one director participated through electronic conferencing.

                                   * * * * *

     If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

     The election of directors will require an affirmative vote of holders of a plurality of Mobius's outstanding Common Stock represented in person or by proxy and entitled to vote on this proposal. The Board recommends that you vote FOR each of the following candidates:

DIRECTOR NOMINEES FOR A TERM TO EXPIRE AT THE FISCAL 2007 ANNUAL MEETING

Patrick W. Gross(1).......................   Chairman of The Lovell Group, a private business and
Age 60                                       technology advisory and investment firm. Founder and
Director since 2002                          former principal executive officer of American
                                             Management Systems, Inc., an international business and
                                             technology consulting and systems integrations firm.
                                             Holds a B.S. in economics from Rensselear Polytechnic
                                             Institute, an M.S. in economics from the University of
                                             Michigan and an M.B.A. from Stanford University. Serves
                                             as a director of Capital One Financial Corporation and
                                             Computer Network Technology Corporation, both public
                                             companies, and several private companies.

Kenneth P. Kopelman.......................   Partner of Kramer Levin Naftalis & Frankel LLP, a law
Age 52                                       firm in New York City. Kramer Levin has served as legal
Director since 1997                          counsel to Mobius since the Company's founding in 1981.
                                             For a further discussion of the Company's relationship
                                             with Kramer Levin, see "Certain Relationships and
                                             Related Transactions" below. Attended Cornell
                                             University (A.B.) and the London School of Economics
                                             and received his J.D. from Columbia University School
                                             of Law. Serves as a director of Liz Claiborne, Inc.

DIRECTORS WHOSE TERMS EXPIRE AT THE FISCAL 2005 ANNUAL MEETING

Joseph J. Albracht........................   Co-founder of Mobius. Executive Vice President and
Age 55                                       Secretary from 1981 to 1999, Chief Operating Officer
Director since 1981                          from 1996 to 1999 and Treasurer from 1981 to 1996.
                                             Holds a B.S. in operations research and an M.B.A. from
                                             Pennsylvania State University.

Robert H. Levitan.........................   New media and technology entrepreneur. Co-founder and
Age 43                                       CEO of Pando Networks, Inc., a company that is
Director since 2000                          developing an Internet distribution platform to
                                             facilitate the sharing of digital video images.
                                             Recently co-founder of Dotomi USA, a consumer media
                                             company, and an executive coach and marketing
                                             consultant to AT&T Wireless Services, Inc., a wireless
                                             carrier. During 2002, a consultant to Pearson PLC.
                                             Co-founder and Chief Executive Officer of Flooz.com,
                                             Inc. from 1999 to 2001(2). Co-founder of iVillage.com,
                                             Inc. Holds a B.A. in history and public policy studies
                                             from Duke University. Serves as a director of New York
                                             Cares.

Arthur J. Marks...........................   General Partner of Valhalla Partners, a venture capital
Age 60                                       firm, and Chairman of the Mid-Atlantic Venture
Director since 2002                          Association, a trade group for venture funds. General
                                             Partner with New Enterprise Associates, from 1984 to
                                             2001. Formerly with General Electric from 1975 to 1984
                                             and Baxter-Travenol Laboratories from 1971 to 1975.
                                             Holds a B.S. in industrial engineering from the
                                             University of Michigan and an M.B.A. from Harvard
                                             Business School.

DIRECTORS WHOSE TERMS EXPIRE AT THE FISCAL 2006 ANNUAL MEETING

Mitchell Gross............................   Co-founder of Mobius. President since 1981 and Chairman
Age 55                                       of the Board and Chief Executive Officer since 1996.
Director since 1981                          Mr. Gross was an officer in the U.S. Navy, serving on
                                             nuclear submarines, from 1971-1976. Holds a B.S. in
                                             mechanical engineering from Columbia University School
                                             of Engineering and Applied Science and an M.B.A. in
                                             finance from The Wharton School at the University of
                                             Pennsylvania.

Gary G. Greenfield........................   President and Chief Executive Officer of Global
Age 50                                       Exchange Services, a company that operates one of the
Director since 1998                          largest B2B e-commerce networks in the world. In
                                             addition, an operating Partner for Francisco Partners,
                                             one of the world's largest technology focused buyout
                                             funds. Former Chief Executive Officer of Peregrine
                                             Systems, Inc., a global provider of consolidated asset
                                             and service management software, from 2002 until
                                             2003.(3) Formerly, President and Chief Executive
                                             Officer of MERANT plc from 1998 to 2001. Holds a B.S.
                                             from the U.S. Naval Academy, an M.S. Administration
                                             from George Washington University and an M.B.A. from
                                             Harvard Business School. Serves as a director of
                                             Hyperion Solutions and Managed Objects, and is Chairman
                                             of Intellitactics. Former Chairman of the Information
                                             Technology Association.

---------------

(1) Mr. Patrick Gross is not related to Mr. Mitchell Gross.
(2) Flooz.com, Inc. filed for bankruptcy liquidation in August 2001.
(3) Peregrine Systems, Inc. filed for bankruptcy protection in September 2002 and emerged in August 2003.

                             DIRECTOR COMPENSATION

     Mobius employees receive no extra pay for serving as directors. Non-employee directors are each paid a $15,000 annual retainer fee for serving on the Board, payable quarterly in advance, and Audit Committee members receive an additional annual fee of $2,500. The fee for each Board meeting attended is $2,000 and the fee for each telephonic Board meeting attended is $500. The fee for each Committee meeting attended is $500, except that no fees are payable for Committee meetings held proximate to Board meetings. Mr. Kopelman's fees are net of the amounts paid to Kramer Levin for time Mr. Kopelman devotes to preparation for and attendance at Board meetings.

     Mobius non-employee directors receive an initial grant of 20,000 options, upon such non-employee director's first election to the Board, of which 10,000 options are granted under the Non-Employee Directors' 1998 Stock Option Plan and 10,000 options are granted under the 1996 Stock Incentive Plan. In addition, non-employee directors receive an annual grant of 10,000 options under the Non-Employee Directors' 1998 Stock Option Plan, made at each annual meeting to those directors having at least nine months of Board service on the grant date. All such options have an exercise price equal to the fair market value of the underlying Mobius shares on the date of grant. During fiscal 2004, an award of options to purchase 10,000 shares of the Company's Common Stock was made to Messrs. Albracht, Greenfield, Patrick Gross, Kopelman, Levitan and Marks on December 16, 2003, at an exercise price of $10.46. Mr. Patrick Gross is not related to Mr. Mitchell Gross.

                                 PROPOSAL NO. 2

                     RATIFICATION OF THE APPOINTMENT BY THE
             AUDIT COMMITTEE OF THE COMPANY'S INDEPENDENT AUDITORS

     The Audit Committee has selected and appointed the firm of PricewaterhouseCoopers LLP ("PWC") as the independent auditors to audit our financial statements for the fiscal year ending June 30, 2005. The affirmative vote of holders of a majority of Mobius's outstanding Common Stock represented in person or by proxy and entitled to vote on this proposal is required for the ratification of the appointment of independent auditors. If the appointment of PWC is not ratified by the stockholders, the Audit Committee will reconsider the appointment.

     A representative of PWC is expected to be present at the annual meeting to make a statement, if he or she so desires. It is also expected that such representative will be available to respond to appropriate questions.

     The Board and the Audit Committee recommend you vote FOR this proposal.

FEES BILLED TO THE COMPANY BY PRICEWATERHOUSECOOPERS LLP

     The following table sets forth the total fees and related expenses for professional services provided by PWC for the fiscal years ended June 30, 2003 and 2004:

                                                              YEAR ENDED JUNE 30,
                                                              -------------------
                                                                2003       2004
                                                              --------   --------
Audit Fees..................................................  $148,750   $170,434
Audit-Related Fees..........................................   106,805    140,034
Tax Fees....................................................    37,820    139,245
All Other Fees..............................................        --         --
                                                              --------   --------
                                                              $293,375   $449,713
                                                              ========   ========

     Audit Fees consist of fees billed for the audit of the Company's consolidated financial statements, reviews of the Company's annual report on Form 10-K and quarterly reports on Form 10-Q and reviews of various Securities and Exchange Commission ("SEC") and other regulatory filings.

     Audit-Related Fees consist of fees for assurance and related services that are related to accounting consultations and consultations concerning financial accounting and reporting standards, internal control reviews and attest services that are not required by statute or regulation.

     Tax Fees consist of fees for tax compliance, tax advice and tax planning.

AUDITOR INDEPENDENCE

     The Audit Committee considered the compatibility of non-audit services provided by the auditors with maintaining the auditors' independence, and determined that the auditors' independence relative to financial audits was not jeopardized by the non-audit services. The auditors did not employ leased personnel in connection with their work.

PRE-APPROVAL POLICY

     Certain services performed by the independent auditor in fiscal 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee on October 20, 2003. This policy describes the permitted audit, audit-related and tax services (collectively, the "Pre-Approval Categories") that the independent auditor may perform up to a pre-determined dollar limit per project. The policy requires that prior to the beginning of each fiscal year, a description of the material services (the "Service List") expected to be performed by the independent auditor in each of the Pre-Approval Categories in the following fiscal year be presented to the Audit Committee for approval.

     Any requests for audit, audit-related and tax services not contemplated on the Service List or exceeding the pre-determined dollar limit per project must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval. On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

                                 CODE OF ETHICS

     The Company has adopted a Code of Ethics and Business Conduct ("Code") that applies to the Company's officers, directors and employees. The purpose of the Code is to promote a culture of honesty, integrity and respect for the law and the people who work at Mobius. A copy of the Code is available free of charge on our web site at www.mobius.com, by clicking on the Investor Relations link, then the Corporate Governance link. The Company intends to timely disclose any amendments to or waivers of certain provisions of the Code applicable to the Company's directors, executive officers and controller on our web site at www.mobius.com.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board appoints committees to help carry out its duties. The Board has established three Committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each Committee's membership is composed exclusively of independent directors. Each Committee has a written charter, copies of which can be found by clicking the Investor Relations link, then the Corporate Governance link on our Web site at www.mobius.com (a copy of the Audit Committee charter is also attached as Appendix A to this proxy statement). Each Committee reviews the results of its meetings with the full Board.

     Audit Committee. The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices and financial statements of the Company and the independence, qualifications and performance of the Company's independent auditors. The Committee also has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval) and to pre-approve all auditing services and permitted non-audit services, including fees and other terms. The Audit Committee's specific responsibilities are set forth in its charter, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee currently consists of Messrs. Greenfield (Chair), Patrick Gross and Levitan, all of whom have been determined by the Board of Directors to be independent under the Nasdaq listing standards and under the rules of the SEC. Mr. Patrick Gross is not related to Mr. Mitchell Gross. The Board of Directors has also determined that each of Messrs. Greenfield, Patrick Gross and Levitan qualify as audit committee financial experts within the meaning of the SEC rules. The Audit Committee held seven meetings during fiscal 2004. Messrs. Greenfield and Levitan attended all of the Audit Committee meetings, and Mr. Patrick Gross attended six of the seven Audit Committee meetings. The Audit Committee also serves as the Company's Qualified Legal Compliance Committee ("QLCC"). The QLCC is responsible for investigating reports, made by attorneys appearing and practicing before the SEC in the representation of the Company, of perceived material violations of law, breaches of fiduciary duty or similar violations by the Company or any of its agents.

     Compensation Committee. The Board of Directors, based on a recommendation from the Compensation Committee, revised the Compensation Committee Charter in April 2004, following the determination of compensation for fiscal 2004, to comply with changes to the Nasdaq listing standards and the rules and regulations of the SEC. Under the revised Charter, the Compensation Committee is directly responsible for setting and approving compensation for the Company's Chief Executive Officer and oversees compensation of Mobius's other senior executives, including salary, bonus and incentive awards. The Compensation Committee is also responsible for administering Mobius's 1996 Stock Incentive Plan, Mobius's Non-Employee Directors' 1998 Stock Option Plan, Mobius's 1998 Employee Stock Purchase Plan and Mobius's 1998 Executive Incentive Plan. The Compensation Committee currently consists of Messrs. Levitan (Chair), Albracht and Marks, all of whom have been determined by the Board of Directors to be independent under the Nasdaq listing standards. The Compensation Committee held three meetings during fiscal 2004, and each director on the Compensation Committee attended all of the meetings.

     Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee oversees and advises the Board of Directors with respect to corporate governance matters and assists the Board of Directors in identifying and recommending qualified Board candidates. The Committee also makes recommendations to the Board of Directors with respect to the composition of Board committees. The Corporate Governance and Nominating Committee currently consists of Messrs. Patrick Gross (Chair), Albracht and Marks, all of whom have been determined to be independent by the Board of Directors under the Nasdaq listing standards. Mr. Patrick Gross is not related to Mr. Mitchell Gross. The Corporate Governance and Nominating Committee was established in April 2004, and did not hold any meetings during fiscal 2004.

     The Corporate Governance and Nominating Committee has not yet established any minimum specific qualifications that must be met by a candidate for director and is in the process of developing the same. The Committee has recently retained a third-party executive search firm to identify candidates upon request of the Committee or the Board. The Committee will review the candidate's background, experience and abilities, and the contributions the candidate can be expected to make to the collective functioning of the Board and the needs of the Board at the time. The Committee is in the process of reviewing the Company's procedures and policies for identifying and evaluating director nominees.

     The Committee will consider individuals suggested as candidates by stockholders. The Company's Amended and Restated By-Laws provide procedures under which stockholders may nominate persons for election as directors at the annual meeting. Written notice of any nomination must be delivered to Mobius Management Systems, Inc., 120 Old Post Road, Rye, NY 10580, Attention: Corporate Governance and Nominating Committee, c/o Assistant Secretary, not less than 30 days nor more than 60 days prior to the date of the meeting at which directors are to be elected; provided, however, that if fewer than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, timely notice by the stockholder must be received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual meeting was mailed, or the day on which public disclosure of the annual meeting was made.

     The notice must set forth the name, age, business and residence address and principal occupation or employment of, and the number of shares of Common Stock beneficially owned by, each recommended nominee, along with such information regarding the nominee as would be required to be disclosed in a proxy statement under SEC regulations. The recommendation must also be accompanied by the consent of the proposed nominee to be named in the proxy statement and to serve as a director if elected. Assuming that the appropriate information has been timely provided in accordance with the Company's Amended and Restated By-Laws, the Corporate Governance and Nominating Committee will consider the candidate substantially in the same manner as it considers other Board candidates it identifies.

     Two of the Company's directors each beneficially owns a significant percentage of the Company's Common Stock. As a result, each of these individuals has the power to significantly influence matters requiring a vote of the stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no compensation committee interlocks which are required to be disclosed according to applicable SEC rules. No member of Mobius's Compensation Committee serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of Mobius's Board of Directors or Compensation Committee.

                         COMPENSATION COMMITTEE REPORT

OVERVIEW

     During fiscal 2004, the Compensation Committee:

     (1) reviewed and approved the compensation of the Chief Executive Officer; and

     (2) participated in recommendations to the full Board and senior management with respect to the administration of Mobius's stock compensation programs.

SALARY

     We base salary on the Chief Executive Officer's knowledge, skills and level of responsibility, as well as the economic and business conditions affecting Mobius. Other factors we consider are:

     (1) competitive positioning (comparing Mobius's salary structure with salaries paid by other companies);

     (2) Mobius's own business performance; and

     (3) general economic factors.

ANNUAL BONUS

     We give the Chief Executive Officer an annual bonus to provide an incentive and reward for short-term financial success and long-term Company growth. Annual bonuses link compensation in significant part to Mobius's financial performance and are determined solely by the Compensation Committee.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Mitchell Gross is one of the founders of Mobius. He beneficially owns 5,549,500 shares of Common Stock constituting approximately 30.1% of the total amount outstanding. Due to the significance of Mr. Gross's existing stock ownership, Mobius has not incorporated long-term stock incentives, such as restricted stock or stock options, into Mr. Gross's compensation package, which consists primarily of salary and bonus. The members of the Compensation Committee, based on the factors enumerated above under the sections entitled "Salary" and "Annual Bonus," agreed to continue to pay Mr. Gross's $200,000 annual salary after the expiration of his employment agreement on April 27, 2001 and granted Mr. Gross a bonus attributable to his success in achieving revenue and net income goals during fiscal 2004.

STOCK OPTIONS

     We use stock options as a long-term, non-cash incentive and to align the long-term interests of executives and stockholders. The stock options are typically priced at the market price of Mobius's Common Stock on the date of grant. The options are therefore linked to future performance of our stock because the options do not become valuable to the holder unless the price of our stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by the following factors:

     (1) number of stock options previously granted to an executive;

     (2) the executive's remaining options exercisable; and

     (3) the value of those remaining stock options, as compared to the anticipated value that an executive will add to Mobius in the future.

EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan commenced in fiscal 1999 and provides employees who wish to acquire Mobius's Common Stock with the opportunity to purchase shares through the convenience of accumulated payroll deductions. We believe that employee participation in the ownership of Mobius on this basis will be to the mutual benefit of the employees and Mobius.

EXECUTIVE INCENTIVE PLAN

     The Executive Incentive Plan ("Incentive Plan") was established in fiscal 1998 and participation in the Incentive Plan is limited to those executives and key employees who, in the judgment of the Compensation Committee, are in a position to have a significant impact on the performance of Mobius. Awards under the Incentive Plan are based upon the extent to which performance goals established by the Compensation Committee for a designated performance period are satisfied. The Incentive Plan also provides for grants of discretionary bonuses. To date, no awards have been made under the Incentive Plan.

REVISED COMPENSATION COMMITTEE CHARTER

     The Board of Directors, based on a recommendation from the Compensation Committee, revised the Compensation Committee Charter in April 2004, following the determination of compensation for fiscal 2004, to comply with changes to the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission.

                                          Robert H. Levitan (Chair)
                                          Joseph J. Albracht
                                          Arthur J. Marks

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

     The following table shows how much Mobius Common Stock (i) each director and director nominee, (ii) the Company's Chief Executive Officer and other executive officers named in the Summary Compensation Table, and (iii) all executive officers and directors as a group, owned on December 20, 2004.

NAME AND ADDRESS OF NAMED EXECUTIVE                             SHARES     PERCENT OF
OFFICERS AND DIRECTORS/NOMINEES                                OWNED(1)      CLASS
-----------------------------------                           ----------   ----------
Mitchell Gross(2)...........................................   5,549,500      30.1%
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Joseph J. Albracht(3).......................................   3,933,500      21.3%
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Karry D. Kleeman(4).........................................     337,000       1.8%
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Joseph G. Tinnerello(5).....................................     308,850       1.6%
  c/o Mobius Management Systems, Inc.
  200 South Wacker Drive
  Chicago, Illinois 60606
Robert J. Lawrence(6).......................................     172,151         *
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Michael J. Festa(7).........................................     117,700         *
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Arthur J. Marks(8)..........................................      72,224         *
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Kenneth P. Kopelman(9)......................................      63,850         *
  c/o Kramer, Levin, Naftalis & Frankel LLP
  919 Third Avenue
  New York, New York 10022
Gary G. Greenfield(10)......................................      60,481         *
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Robert H. Levitan(11).......................................      40,000         *
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
Patrick W. Gross(12)........................................      40,000         *
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580
All Executive Officers and Directors as a group (13
  persons)..................................................  10,780,150      54.9%

---------------

  *  Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days ("Currently Exercisable Options") are deemed outstanding for computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

 (2) Includes 3,732,259 shares of Common Stock held by HARMIT, LP, of which Mitchell Gross is the General Partner.

 (3) Includes 40,000 shares issuable pursuant to Currently Exercisable Options.

 (4) Includes 336,000 shares issuable pursuant to Currently Exercisable Options.

 (5) Includes 300,250 shares issuable pursuant to Currently Exercisable Options.

 (6) Includes 129,000 shares issuable pursuant to Currently Exercisable Options.

 (7) Includes 111,000 shares issuable pursuant to Currently Exercisable Options.

 (8) Includes 11,484 shares of Common Stock held in trust for Mr. Marks' children. Mr. Marks disclaims beneficial ownership of such shares. Also includes 40,000 shares issuable pursuant to Currently Exercisable Options.

 (9) Includes 1,500 shares of Common Stock held in trust by Mr. Kopelman's wife, as trustee, for Mr. Kopelman's three minor children. Mr. Kopelman disclaims beneficial ownership of such shares. Also includes 2,350 shares of Common Stock held jointly by Mr. Kopelman and his wife, as well as 60,000 shares issuable pursuant to Currently Exercisable Options.

(10) Includes 60,000 shares issuable pursuant to Currently Exercisable Options.

(11) Includes 40,000 shares issuable pursuant to Currently Exercisable Options.

(12) Mr. Patrick Gross is not related to Mr. Mitchell Gross. Includes 40,000 shares issuable pursuant to Currently Exercisable Options.

     There are no family relationships between any of the Company's directors and executive officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such directors, executive officers and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received, or on written representations from certain reporting persons for which no other filings were required, the Company believes that during the fiscal year ended June 30, 2004, there was compliance with all Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders, except due to administrative oversight, (A) Mr. Marks did not timely report on Form 4 the acquisition of 99 shares of Mobius Common Stock during November 2003; (B) Mr. Festa did not timely report on Form 4 the sale of 5,000 shares of Mobius Common Stock during November 2003; and (C) the following officers did not timely report on Form 4 their receipt of options granted to them under the Company's stockholder approved 1996 Stock Incentive Plan: a grant of 5,000 options to Mr. Gordon and a grant of 5,000 options to Mr. Festa.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     The executive officers of Mobius as of the date of this proxy statement are identified below. Information regarding Mitchell Gross is provided above. Executive officers hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

NAME                                                                POSITION
----                                                                --------
Michael J. Festa..........................  Vice President, Sales (The Americas) since 2000. Joined
Age 44                                      Mobius in 1991 and served as Area Director from
                                            1998-2000 and Regional Manager from 1996-1997. Holds a
                                            B.B.A. in management from Iona College.

David J. Gordon...........................  Vice President, Finance and Treasurer since 2001.
Age 48                                      Interim Chief Financial Officer from June 2000 until
                                            January 2002. Joined Mobius in 1987 and served as
                                            Director of Finance from 1999-2000 and Controller from
                                            1987-1999. Holds a B.A. in Accounting from Queens
                                            College N.Y.

Karry D. Kleeman(1).......................  Vice President, Sales (Europe, Middle East and Africa)
Age 42                                      since 2003. Vice President, World Sales from 1999 until
                                            2002. Joined Mobius in 1990 and served as Vice
                                            President, Sales (North and South America) from
                                            1997-1999, National Sales Manager from 1995 to 1997 and
                                            Regional Manager from 1992 to 1995. Holds a B.A. in
                                            marketing from Elmhurst College.

Raymond F. Kunzmann.......................  Senior Vice President, Finance and Chief Financial
Age 47                                      Officer since he joined Mobius in December 2003.
                                            Formerly served as Vice President, Finance and CFO of
                                            LeCroy Corporation, a manufacturer of oscilloscopes,
                                            from February 2000 through February 2003, and Vice
                                            President, Finance and CFO of Axsys Technologies, Inc.,
                                            a manufacturer of motion control products, from May 1994
                                            through February 2000. Holds a B.S. in Accounting from
                                            Fordham University and an M.B.A. in Finance from Iona
                                            College and is a Certified Public Accountant.

Robert H. Lawrence........................  Vice President, Product Engineering since 1992. Joined
Age 52                                      Mobius in 1985. Holds a B.S. in physics from the
                                            University of Massachusetts.

Joseph G. Tinnerello......................  Senior Vice President, Sales and Marketing since July 1,
Age 47                                      2002; previously, Senior Vice President, Marketing since
                                            March 2002. Joined Mobius in 1990 and served as Vice
                                            President, Sales from 1995 to 1997 and Vice President,
                                            Business Development from 1998 to March 2002. Following
                                            a personal leave of absence, left Mobius from October
                                            1997 through January 1998. From 1988 to 1989, Mr.
                                            Tinnerello served as a Regional Manager with Legent
                                            Software.

---------------

(1) Commenced six-month sabbatical on July 1, 2002 and returned on January 6, 2003.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned, by Mobius's Chief Executive Officer and the four other highest-paid executive officers for the past three fiscal years. The individuals included in the table will be collectively referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION(1)
                                              --------------------------------------
                                                                    ALL OTHER ANNUAL    ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR    SALARY     BONUS     COMPENSATION(2)    COMPENSATION
---------------------------            ----   --------   --------   ----------------   ------------
Mitchell Gross.......................  2004   $200,000   $ 75,000             --         $ 54,854(3)
  Chairman of the Board, Chief         2003    200,000    189,000             --           70,459(3)
  Executive Officer and President      2002    200,000     50,000             --           75,678(3)

Joseph G. Tinnerello.................  2004    200,000     12,500       $384,535              641(4)
  Senior Vice President,               2003    150,000    162,000        198,000               --
  Sales and Marketing                  2002    150,000         --        206,250               --

Michael J. Festa.....................  2004    125,000     50,000        247,502           62,114(5)
  Vice President, Sales                2003    125,000         --        351,618               --
  (The Americas)                       2002    125,000     30,078        213,405            3,950(6)

Karry D. Kleeman.....................  2004    125,000         --        288,109          341,977(7)
  Vice President, Sales (Europe,       2003    270,305         --        146,926               --
  Middle East and Africa)              2002    125,000     30,078        260,531            4,324(6)

Robert J. Lawrence...................  2004    224,488     39,413             --               --
  Vice President, Product              2003    221,245     78,755             --               --
  Engineering                          2002    210,591     15,749             --            4,840(6)

---------------

(1) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonuses for the Named Officer for such year.

(2) Consists of sales commissions and non-recoverable draws.

(3) Includes premiums on insurance (2004 - $27,894; 2003 - $28,028;
    2002 - $27,038), car payments (2004 - $8,839; 2003 - $8,501;
    2002 - $14,714), tax preparation fees (2004 - $8,423; 2003 - $27,294;
    2002 - $17,705) sales incentive trip (2002 - $8,592) and miscellaneous (2004 - $9,698; 2003 - $6,636; 2002 - $7,629) added to compensation. These amounts have been grossed up to include taxes.

(4) Includes car payments. The value of the payments has been grossed up to include taxes.

(5) Includes disqualifying dispositions on the exercise of stock options.

(6) Includes sales incentive trip. The value of the trip has been grossed up to include taxes.

(7) Includes $271,707 of expatriate allowances and $70,270 of disqualifying dispositions on the exercise of stock options. The value of the expatriate allowances has been grossed up to include taxes.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options under the Company's 1996 Stock Incentive Plan to the Named Officers during fiscal year 2004. Named Officers not listed in the following table did not receive stock option grants under the Company's 1996 Stock Incentive Plan during fiscal year 2004.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------    POTENTIAL REALIZABLE
                                                % OF                                        VALUE AT ASSUMED
                             NUMBER OF       UNDERLYING                                   ANNUAL RATES OF STOCK
                            SECURITIES        OPTIONS                                    PRICE APPRECIATION FOR
                            UNDERLYING       GRANTED TO                                      OPTION TERM(2)
                          OPTIONS GRANTED   EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   -----------------------
NAME                          (#)(1)        FISCAL YEAR      ($/SHARE)         DATE        5% ($)      10% ($)
----                      ---------------   ------------   --------------   ----------   ----------   ----------
Michael J. Festa........       5,000            0.59%          $7.01         6/10/14      $22,043      $55,861

---------------

(1) All options in this table have a maximum term of ten years measured from the grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Mr. Festa's options were granted on June 10, 2004. The vesting of these options is 20% on the first anniversary of the grant date, and 5% of the remaining options will become exercisable every three months thereafter, until the options fully vest on the five-year anniversary of the grant date.

(2) The dollar amounts under these columns are based upon calculations using assumed rates of appreciation set by the SEC and are not intended to forecast future appreciation of the Company's stock price.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information with respect to the Named Officers concerning their exercise of options during fiscal year 2004 and the unexercised options held by them as of the end of such year.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE
                                                        UNDERLYING UNEXERCISED        MONEY OPTIONS AT FISCAL
                           SHARES                     OPTIONS AT FISCAL YEAR-END          YEAR-END ($)(1)
                         ACQUIRED ON      VALUE       ---------------------------   ---------------------------
NAME                      EXERCISE     REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   ------------   -----------   -------------   -----------   -------------
Mitchell Gross.........        --        $     --            --            --        $     --       $     --
Joseph G. Tinnerello...        --              --       295,500        29,500          59,140        117,460
Michael J. Festa.......    10,000         146,000        98,800        46,200         181,339        145,721
Karry D. Kleeman.......     4,000          56,000       336,000            --         937,780             --
Robert J. Lawrence.....    75,000         728,750       129,000            --         623,070             --

---------------

(1) Based on the closing sales price on the Nasdaq National Market of the Company's Common Stock on June 30, 2004 of $6.08.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices and financial statements of the Company, the independence, qualifications and performance of the Company's independent auditors and such other duties as specified in the Committee's charter or as directed by the Board. The Committee also has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval) and to pre-approve all auditing services and permitted non-audit services, including fees and other terms.

     The Committee operates under a written charter adopted and approved by the Board of Directors. The Committee reviews and reassesses the charter annually, and recommends any proposed changes to the full Board for approval. The Committee updated its charter to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the recent changes to the Nasdaq listing standards. Each of the members of the Committee is independent, as defined under the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission.

     The Committee's job is one of oversight. Management has primary responsibility for the Company's financial reporting process, including maintaining the system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles, as well as the objectivity and integrity of such statements. The Company's independent auditors are responsible for auditing those financial statements, expressing an opinion based on their audit as to the statements' conformity with generally accepted accounting principles, observing the effectiveness of the Company's internal controls and discussing with the Committee whatever issues they believe should be raised with the Committee. The Committee actively monitors and reviews these processes and financial statements. In carrying out its duties, the Committee relies in part on the information provided to it, and on the representations made to it, by management and the independent auditors, as well as by the Company's internal auditors and outside advisors.

     In this context and in connection with the audited consolidated financial statements for the year ended June 30, 2004, the Committee:

     1. Met with the Company's independent accountants (with and without management present) to review and discuss the overall scope and plans for the audit, the results of such audit, as well as their observations concerning the Company's internal controls and their judgment as to the quality, not just the acceptability, of the Company's accounting principles.

     2. Reviewed the financial statements with management, including a discussion of significant accounting principles, the reasonableness of judgments and estimates, and the clarity of disclosures in the financial statements. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

     3. Discussed with the independent accountants the matters required to be discussed with audit committees under Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     4. Discussed with the independent accountants their independence from the Company and management, including the matters in written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committee), and considered the compatibility of non-audit services with the auditors' independence.

     Based upon the Committee's receipt and review of the various materials and assurances described above and its discussions with management and the independent accountants, and subject to the limitations on the Committee's role and responsibilities referred to above and in the Audit Committee charter, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2004, be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                                          Gary G. Greenfield (Chair)
                                          Patrick W. Gross*
                                          Robert H. Levitan

---------------

* Mr. Patrick Gross is not related to Mr. Mitchell Gross.

                            STOCK PERFORMANCE GRAPH

     The following graph depicts a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on June 30, 1999 in each of the Common Stock of Mobius, the Goldman Sachs Technology Composite Index (a published industry index), and the Nasdaq Composite (a broad market index). The Company paid no dividends during the periods shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.

                              (PERFORMANCE GRAPH)

                          June 30, 2000   June 30, 2001   June 29, 2002   June 28, 2003   June 30, 2004
                          -----------------------------------------------------------------------------
Mobius                       $ 55.27         $40.00          $39.39          $91.64          $73.70
Goldman Sachs Technology
Composite Index               157.66          76.95           44.58           47.91           60.89
Nasdaq Composite              147.87          80.55           54.55           60.50           76.35

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  RELATIONSHIP WITH KRAMER LEVIN NAFTALIS & FRANKEL LLP

     Since 1981 the Company has engaged, and plans to continue to engage, the Kramer Levin Naftalis & Frankel LLP law firm to provide the Company with legal counsel. Mr. Kopelman, a member of Mobius's Board of Directors, is a partner of Kramer Levin Naftalis & Frankel LLP. Fees paid to Kramer Levin during fiscal year 2004 were approximately $1.0 million. Fees paid to Kramer Levin by Mobius represented 0.5% or less of Kramer Levin's fee revenues for each of the years 2003, 2002 and 2001. Mobius believes that fees charged by Kramer Levin are at rates and on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

                             ADDITIONAL INFORMATION

OTHER BUSINESS

     We do not expect any business to come up for stockholder vote at the meeting other than the items raised in this booklet. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

PEOPLE WITH DISABILITIES

     We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend the meeting. Please call or write the Assistant Secretary at least two weeks before the meeting at the number or address under "Questions?" below.

OUTSTANDING SHARES

     On December 20, 2004, 18,420,776 shares of Common Stock were outstanding. Each share has one vote.

HOW WE SOLICIT PROXIES

     In addition to mailing, Mobius employees may solicit proxies personally, electronically, or by telephone. Mobius will pay the costs of soliciting this proxy.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for stockholder proposals to be included in our proxy statement for next year's annual meeting is August 30, 2005. As to stockholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter on or before November 22, 2005. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC. On request, the Assistant Secretary will provide detailed instructions for submitting proposals.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

         Investor Relations
         Mobius Management Systems, Inc.
         120 Old Post Road
         Rye, NY 10580
         Attn: Carmela Forgione

     or call us at:

         (914) 921-7200

                                                                      APPENDIX A

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                            AUDIT COMMITTEE CHARTER

     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Mobius Management Systems, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee will cause this charter to be publicly available as required by Securities and Exchange Commission (the "Commission") regulations.

ROLE AND INDEPENDENCE; ORGANIZATION

     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence, qualification and performance of the Company's independent auditors. The Committee also assists the Board in monitoring the compliance by the Company with legal and regulatory requirements.

     The membership of the Committee will consist of at least three directors who meet the independence and experience requirements of Nasdaq and the rules and regulations of the Commission. At least one member of the Committee will be an "audit committee financial expert" as defined by the rules of the Commission. The membership of the Committee will each be free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Upon appointment to the Committee, each member of the Committee will be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee will have past employment experience in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication. Committee members are appointed by, and may be replaced by, the Board.

     The Committee will maintain free and open communication (including separate private sessions from time to time) with the independent auditors and Company management. In discharging its oversight role, the Committee will have full access to all Company books, records, facilities, personnel and outside professionals, including the Company's outside counsel and independent auditors.

     The Committee will have the authority to retain independent legal, accounting or other consultants as advisors. The Company will provide for funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

     The Committee will make regular reports to the Board. The Committee will meet as often as it determines, but not less than four times a year. One member of the Committee will be appointed as chair. The chair will be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner. The Committee will review the Committee's own performance once a year.

     The Committee will prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

RESPONSIBILITIES

     In recognition of the fact that the independent auditors are ultimately accountable to the Committee, the Committee will have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval). The Committee may consult with management, but it will not delegate these responsibilities. The Committee will be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor will report directly to the Committee.

     The Committee will oversee the relationship with the independent auditor, including discussions with the auditors concerning:

     - the planning and staffing of the audit;

     - the nature and rigor of the audit process;

     - the receiving and reviewing of audit reports;

     - any management letters provided by the auditors and the Company's response to the letters; and

     - providing the auditors full access to the Committee and the Board to report on all appropriate matters.

     The Committee will pre-approve all auditing services and permitted non-audit services (including the fees and other terms) to be performed for the Company by its independent auditor to the extent required by law. The Committee may adopt policies and procedures to permit delegation of authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services. Decisions of the subcommittee to grant pre-approvals will be presented to the full Committee at its next scheduled meeting.

     Although the Board and the Committee may consider other duties from time to time, the Committee, to the extent it deems necessary or appropriate, will:

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements. This will include any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies. These discussions may also include a review of particularly sensitive accounting estimates, reserves and accruals, review of audit adjustments (whether or not recorded) and other inquiries as the Committee or the independent auditors deem appropriate.

     4. Receive and review timely reports required to be made by the independent auditors on:

        - all critical accounting policies and practices of the Company;

        - all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management;

        - ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

        - other material written communications between the independent auditor and management.

     5. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Company's risk assessment and risk management policies.

      6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      7. Evaluate periodically whether senior management has established and appropriately reinforced the importance of internal control over financial reporting as defined in applicable rules and regulations of the Commission and whether recommendations for improved controls are timely implemented by management.

      8. Evaluate periodically the Company's disclosure controls and procedures as defined in applicable rules and regulations of the Commission.

      9. Obtain and review a report from the independent auditor at least annually regarding:

        - the independent auditor's internal quality-control procedures;

        - any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

        - any steps taken to deal with any such issues; and

        - all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1. The Committee will actively engage in a dialogue with the independent auditors with respect to any disclosed relationships that may impact the objectivity and independence of the auditors and will recommend that the Board take appropriate actions to oversee the auditors' independence.

     10. Approve all "related party transactions" required to be disclosed pursuant to Regulation S-K, Item 404 of the Commission.

     11. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management.

     12. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     13. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     14. The Committee will function as the Company's Qualified Legal Compliance Committee (the "QLCC") as defined in the rules of the Commission. In this capacity, the QLCC will adopt written procedures for the QLCC, including the procedure for administering the confidential receipt, retention and consideration of any report of a material violation of federal securities laws, breach of fiduciary duty or similar violations by the Company or any officer, director, employee or agent of the Company. The procedures will comply with the rules of the Commission.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements or any certification as to the work of the independent auditors.

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                             ----------------------
                         ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 9, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints and constitutes Raymond F. Kunzmann and David J. Gordon, or either of them, as proxies, each with full power of substitution, to represent and to vote, as designated on the reverse side, all shares of the Common Stock of Mobius Management Systems, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on February 9, 2005, at 10:00 a.m., or at any adjournment or adjournments thereof, for the following purposes, described in the Proxy Statement dated December 28, 2004, accompanying the notice of said meeting:

PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------


                        ANNUAL MEETING OF STOCKHOLDERS OF

                         MOBIUS MANAGEMENT SYSTEMS, INC.

                                FEBRUARY 9, 2005

               Please mark, date, sign and mail your proxy card in
                   the envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                             AND "FOR" PROPOSAL 2.

 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
             MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1.       Election of Directors

         FOR ALL NOMINEES  / /

         WITHHOLD AUTHORITY FOR ALL NOMINEES  / /

         FOR ALL EXCEPT (See instructions below)  / /

         NOMINEES:

                  Patrick W. Gross*

                  Kenneth P. Kopelman

         * Mr. Patrick Gross is not related to Mr. Mitchell Gross.

         INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee name(s) below:

         ----------------------------

         ----------------------------

2. RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF PRICEWATERHOUSECOOPERS LLP

           FOR                    AGAINST                ABSTAIN
         /    /                   /    /                  /   /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. RECEIPT IS ACKNOWLEDGED OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED DECEMBER 28, 2004 AND THE ANNUAL REPORT FOR FISCAL 2004.

PLEASE MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING                 /     /

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
/   /

Signature of Stockholder    ______________________    Date     ___________

Signature of Stockholder    ______________________    Date    ____________

NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by President or other authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.